SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrants [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[X] [ ] [ ] [ ] [ ]	Preliminary Proxy Statement
Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to ss.240.14a-11(c)orss. 240.14a-12

DREYFUS FIXED INCOME SECURITIES
DREYFUS INSTITUTIONAL CASH ADVANTAGE FUNDS
DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUNDS
DREYFUS INVESTMENT PORTFOLIOS
DREYFUS PREMIER OPPORTUNITY FUNDS
THE DREYFUS PREMIER THIRD CENTURY FUND, INC.
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

(Name of Registrants as Specified in Their Charters)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Title of each class of securities to which transaction applies:_________________________
Aggregate number of securities to which transaction applies:________________________
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 011 (set forth the amount on which the filing fee is calculated and state how it was determined): _________________________________________________________________________________________
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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The Dreyfus Family of Funds
200 Park Avenue
New York, New York 10166

Dear Stockholder:

          Your Dreyfus fund(s) and other funds in the Dreyfus Family of Funds will hold special stockholder meetings on December 18, 2002. Stockholders of The Dreyfus Premier Third Century Fund, Inc. and The Dreyfus Socially Responsible Growth Fund, Inc. will be asked to approve changes to certain fundamental policies and investment restrictions of those funds. These changes would provide such funds with greater management and/or investment flexibility, or the opportunity for increased revenue, and would conform these funds' relevant policies and restrictions to those of most other similar funds in the Dreyfus Family of Funds. These changes would not alter the funds' investment objectives or basic investment policies. Stockholders of each of the funds will be asked to elect additional Board members of their funds. Please take the time to read the enclosed materials.

           Since the proposal to elect additional Board members is common to the funds, we have combined the proxy statement to save on fund expenses. If you own shares of more than one Dreyfus fund, the combined proxy statement also may save you the time of reading more than one document before you vote. We have also included a section following this letter that answers commonly asked questions. The proxy statement provides a detailed description of each proposal, why the proposal is being made, and whether it applies to your fund. If you own shares of more than one Dreyfus fund on the record date for the meeting, please note that each fund has a separate proxy card. You should vote one for each fund you own.

           Remember, your vote is extremely important, no matter how large or small your fund holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

           To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card for each fund you own and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card(s) available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card(s) available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	By Fax. Please complete, date and sign the enclosed proxy card for each fund you own and fax it to the fund's proxy solicitor at the toll-free number listed on the proxy card.

          If you have any questions before you vote, please call our proxy solicitor at 1-800-___-____.

          Your vote is very important to us. Thank you for your response and for your continued investment with the Dreyfus Family of Funds.

Sincerely,

Stephen E. Canter
President

QUESTIONS AND ANSWERS

Q.	What is happening?

A.	The Dreyfus Premier Third Century Fund, Inc. and The Dreyfus Socially Responsible Growth Fund, Inc. are proposing in Proposal 1 changes to certain of their fundamental policies and investment restrictions. Approval of this proposal would permit these funds to participate in a portfolio securities lending program, and to invest in certain other open-end investment companies. These changes would provide such funds with greater management and/or investment flexibility, or the opportunity for increased revenue, and would conform the relevant policies and restrictions to those of most other similar funds in the Dreyfus Family of Funds. These changes would conform such funds' relevant policies and would not alter the funds' investment objectives or basic investment policies. Stockholders of The Dreyfus Premier Third Century Fund, Inc. and The Dreyfus Socially Responsible Growth Fund, Inc. will have the opportunity to vote separately on each proposed change as set forth on such funds' Proxy Cards.

Each Fund is proposing in Proposal 2 that additional Board members be elected. The enclosed Proxy Statement describes the nominees' qualifications and their current roles overseeing other funds in the Dreyfus Family of Funds.

Q.	What happens if I own shares in more than one fund?

A.	If you have more than one fund account in your name at the same address, you will receive a separate Proxy Card for each fund, but only one Proxy Statement. Please vote all Proposals listed on each Proxy Card you receive.

Q.	How can I vote my shares?

A.	You can vote in any one of the following ways:

•	By mail, with the enclosed Proxy Card(s) and postage-paid envelope;

•	By telephone, with a toll-free call to the number listed on your Proxy Card(s);

•	By fax, with the enclosed Proxy Card(s) to the fund's proxy solicitor (attention:__________) at ___-___-____;

•	Through the Internet, at www._______.com; or

•	In person at the meeting.

We encourage you to vote through the Internet, by fax, or by telephone using the number that appears on your Proxy Card(s). These voting methods will save the funds money because they would not have to pay for return-mail postage. Whichever voting method you choose, please take the time to read the full text of the Proxy Statement before you vote.

Q.	I plan to vote by mail. How should I sign my proxy card?

A.	If you are an individual account owner, please sign exactly as your name appears on the Proxy Card. Either owner of a joint account may sign the Proxy Card, but the signer's name must exactly match one that appears on the card. You should sign the Proxy Card for other types of accounts in a way that indicates your authority (for instance, "John Brown, Custodian").

Q.	I am a small investor. Why should I bother to vote?

A.	Your vote makes a difference. If numerous stockholders just like you fail to vote their proxies, your fund may not receive enough votes to go forward with its meeting. If this happens, we may need to mail proxies again—a costly proposition for your fund!

Q.	Whom do I call for more information?

A.	If you need more information, please call ___________, your fund's proxy solicitor, at 1-___-___-____.

PRELIMINARY COPY

Dreyfus Fixed Income Securities
Dreyfus Institutional Cash Advantage Funds
Dreyfus Institutional Preferred Money Market Funds
Dreyfus Investment Portfolios
Dreyfus Premier Opportunity Funds
The Dreyfus Premier Third Century Fund, Inc.
The Dreyfus Socially Responsible Growth Fund, Inc.

Notice of Special Meetings of Stockholders

To the Stockholders:

                     Special Meetings of Stockholders of each of the funds in the Dreyfus Family of Funds listed above (each, a "Fund" and, collectively, the "Funds")* will be held at the Grand Hyatt New York, Park Avenue at Grand Central Station, New York, New York 10017 on Wednesday, December 18, 2002 at ____, Eastern time, for the following purposes:

          1.      With respect to The Dreyfus Premier Third Century Fund, Inc. and The Dreyfus Socially Responsible Growth Fund, Inc. only, to approve changes to certain of the Funds' fundamental policies and investment restrictions as follows:

          A.      to permit participation in a portfolio securities lending program; and

          B.      to permit investment in other open-end investment companies.

          2.      With respect to each Fund, to elect additional Board members to hold office until their successors are duly elected and qualified.

          3.      To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

                     Stockholders of record at the close of business on October 22, 2002 will be entitled to receive notice of and to vote at the meeting.

By Order of the Boards Secretary

New York, New York
October 25, 2002

*	Each Fund, except The Dreyfus Premier Third Century Fund, Inc. and The Dreyfus Socially Responsible Growth Fund, Inc., is a "series" investment company comprised of separate portfolios, each of which is deemed a Fund, as applicable, in the Proxy Statement. For a list of the series, see Schedule 1 to the Proxy Statement.

WE NEED YOUR PROXY VOTE.
A STOCKHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF STOCKHOLDERS OF A FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE AFFECTED FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD(S) OR OTHERWISE VOTE IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

PRELIMINARY COPY

Dreyfus Fixed Income Securities
Dreyfus Institutional Cash Advantage Funds
Dreyfus Institutional Preferred Money Market Funds
Dreyfus Investment Portfolios
Dreyfus Premier Opportunity Funds
The Dreyfus Premier Third Century Fund, Inc.
The Dreyfus Socially Responsible Growth Fund, Inc.

COMBINED PROXY STATEMENT

Special Meetings of Stockholders
to be held on Wednesday, December 18, 2002

          This proxy statement is furnished in connection with a solicitation of proxies by the Board of each of the funds in the Dreyfus Family of Funds listed in the accompanying Notice of Special Meetings of Stockholders (each, a "Fund" and, collectively, the "Funds") to be used at the Special Meeting of Stockholders (the "Meeting") of each Fund to be held on Wednesday, December 18, 2002 at ____, Eastern time, at the Grand Hyatt New York, Park Avenue at Grand Central Station, New York, New York 10017, for the purposes set forth in such Notice. Stockholders of record at the close of business on October 22, 2002 are entitled to receive notice of and to vote at the Meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Stockholders can vote only on matters affecting the Fund(s) of which they are stockholders. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If any enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy, by calling the toll-free telephone number, through the Internet, by fax, or by letter or telegram directed to the relevant Fund, which must indicate the stockholder's name and account number. To be effective, such revocation must be received before the Meeting. In addition, any stockholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

           Stockholders of each Fund will vote as a single class and will vote separately on each proposal on which stockholders of that Fund are entitled to vote. If a proposal is approved by stockholders of one Fund and not approved by stockholders of any other Fund, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for any Fund that did not approve the proposal. Therefore, it is essential that stockholders who own shares in more than one Fund complete, date, sign and return each proxy card they receive.

           Information as to the number of shares outstanding and share ownership for each Fund is set forth on Schedule 2 to this Proxy Statement.

          It is estimated that proxy materials will be mailed to stockholders of record on or about October 28, 2002. The principal executive offices of each Fund are located at 200 Park Avenue, New York, New York 10166. Copies of each Fund's most recent Annual and Semi-Annual Reports are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll-free 1-800-645-6561.

PROPOSAL 1:	TO APPROVE CHANGES TO CERTAIN OF THE FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS OF THE DREYFUS PREMIER THIRD CENTURY FUND, INC. AND THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

Only stockholders of The Dreyfus Premier Third Century Fund, Inc. and The Dreyfus Socially Responsible Growth Fund, Inc. vote on this Proposal.

Introduction

           Management of The Dreyfus Premier Third Century Fund, Inc. and The Dreyfus Socially Responsible Growth Fund, Inc. believes it appropriate to modify certain investment restrictions which are fundamental policies as described below. The Investment Company Act of 1940, as amended (the "1940 Act"), requires that a relatively limited number of investment policies and restrictions be designated as fundamental policies that may not be changed without stockholder approval.1 When these Funds were formed, each Fund's Board adopted certain restrictions now believed to be unduly restrictive, and designated certain other policies as fundamental which are not required to be fundamental policies. Specifically, the Funds' fundamental policies regarding lending and investing in the securities of other open-end investment companies are believed to be too restrictive when compared to such policies of other mutual funds, and their policy regarding investing in investment companies is not required to be fundamental.

[1]	The policies required to be fundamental under the 1940 Act relate to (a) the classification and subclassification under the 1940 Act within which the Fund may operate, (b) borrowing money, (c) issuing senior securities, (d) engaging in the business of underwriting securities issued by other persons, (e) concentrating investments in a particular industry or group of industries, (f) purchasing and selling real estate or commodities, (g) making loans to other persons, and (h) changing the nature of the business so as to cease to be an investment company.

          The Boards of The Dreyfus Premier Third Century Fund, Inc. and The Dreyfus Socially Responsible Growth Fund, Inc. have approved changes to the Fund's fundamental polices and investment restrictions and recommend stockholders approve such changes, as follows:

                     (A) to permit participation in a portfolio securities lending program; and

                     (B) to permit investment in other open-end investment companies.

          The Boards and Fund management believe that the changes are in the best interests of the respective Funds and will enhance the ability of The Dreyfus Corporation ("Dreyfus") to manage each Fund's assets and increase investment management opportunities. This Proposal does not involve any change to either Fund's investment objective.

Changes in Fundamental Policies and Investment Restrictions

PROPOSAL 1(A):	TO PERMIT PARTICIPATION IN A PORTFOLIO SECURITIES LENDING PROGRAM

          Most of the funds in the Dreyfus Family of Funds have the ability to engage in portfolio securities lending, and several participate in a securities lending program operated by Mellon Bank, N.A. ("Mellon Bank"), the parent company of Dreyfus. The Dreyfus Premier Third Century Fund, Inc. and The Dreyfus Socially Responsible Growth Fund, Inc. are not permitted by their fundamental policies to lend their portfolio securities. The respective Boards of The Dreyfus Premier Third Century Fund, Inc. and The Dreyfus Socially Responsible Growth Fund, Inc. recommend that stockholders approve the changes to the Funds' fundamental policies to permit the Funds to participate to the fullest extent possible in securities lending, including in the program sponsored by Mellon Bank.

          The practice of mutual funds lending their portfolio securities to enhance returns to stockholders has become accepted in the industry. Generally, securities lending programs work as follows: A borrower (normally a broker-dealer or other financial institution) seeks a specific security for one of a variety of reasons. A lending agent, which operates a securities lending program, will negotiate the terms of the loan with the borrower, and deliver the security from one of the lenders participating in the program, in return for collateral (cash or securities) from the borrower. Where the collateral is securities, the borrower pays the lender a loan premium fee, part of which goes to the lending agent for its services. When the collateral is cash, it is invested on behalf of the lender by the lending agent, and the borrower is paid a pre-negotiated cash collateral fee. The lender is compensated by the amount earned from the investment of the cash collateral, after deducting the borrower's fee and the portion of the return due to the lending agent.

          The securities lending program operated by Mellon Bank normally accepts only cash as collateral, although Treasury bills or other securities issued by the U.S. Government also may be accepted. The collateral is marked-to-market daily, and additional collateral deposited if the value of the collateral falls below the minimum required, normally equal to 100%-105% of the value of the security loaned. Any loan of Fund portfolio securities would be terminable by the Fund at will, at any time. Should the borrower of the securities fail financially, the lending Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. The list of potential borrowers includes only those entities which have otherwise been approved under Dreyfus money market fund creditworthiness procedures. In a loan transaction, the lending Fund will bear the risk of any decline in value of securities acquired with cash collateral. A lending Fund will minimize this risk by limiting the investment of cash collateral to repurchase agreements or other high quality instruments with short maturities or, if permitted by its policies, shares of money market funds advised by Dreyfus.

           Currently, The Dreyfus Premier Third Century Fund, Inc. and The Dreyfus Socially Responsible Growth Fund, Inc. are not permitted by their respective fundamental policies to lend portfolio securities. If approved by the respective Fund's stockholders, each Fund's fundamental policy with respect to making loans to other persons in connection with lending portfolio securities would be changed to allow the Fund to lend its portfolio securities in an amount not to exceed the maximum amount permitted under the 1940 Act (currently, no more than 33-1/3% of the value of the Fund's total assets). The changes also would revise the language regarding the Fund's flexibility to engage in transactions that might be deemed to involve loans, such as the purchase of certain debt instruments. Such policy would read, in relevant part, as follows:

"The Fund may not lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the Fund's total assets) or as otherwise permitted by the Securities and Exchange Commission. For purposes of this Investment Restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board."

* * *

PROPOSAL 1(B):	TO PERMIT INVESTMENT IN OTHER OPEN-END INVESTMENT COMPANIES

          Most of the funds in the Dreyfus Family of Funds have the ability to invest in securities issued by other open-end investment companies. The Dreyfus Premier Third Century Fund, Inc. and The Dreyfus Socially Responsible Growth Fund, Inc. are not permitted by their fundamental policies to invest in other open-end investment companies. The respective Boards of The Dreyfus Premier Third Century Fund, Inc. and The Dreyfus Socially Responsible Growth Fund, Inc. recommend that stockholders approve the changes to the Funds' fundamental policies to permit the Funds to invest in the securities of other open-end investment companies to the extent permitted under the 1940 Act, as described below, and make such policies non-fundamental. Non-fundamental policies may be changed by the Fund's Board at any time without stockholder approval.

           Generally, if the changes are approved by stockholders, the Fund would be able to invest its uninvested cash or, if it participated in the securities lending program, cash collateral received from borrowers of the Fund's portfolio securities, in shares of one or more money market funds advised by Dreyfus. If this Proposal is approved by stockholders, the Funds currently intend to limit their investments in open-end investment companies to money market funds investing in securities issued by the U.S. Government, its agencies and instrumentalities, and repurchase agreements with respect thereto. The Fund also would be able to invest in the securities of other open-end investment companies for investment purposes, subject to such investment companies meeting the Fund's investment standards.

           Under the 1940 Act, a Fund's investment in the securities of other investment companies, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. The Securities and Exchange Commission ("SEC") has granted an Exemptive Order to the Funds and Dreyfus which generally permits each Dreyfus-managed fund to use cash collateral received from borrowers of the fund's portfolio securities, and any other uninvested cash held by the fund, to purchase shares of one or more institutional money market funds advised by Dreyfus in excess of the percentage limitations imposed by the 1940 Act on investments in other investment companies. While granting relief from such limitations for both the investment of cash collateral and other uninvested cash, the Exemptive Order does require that a fund not invest its uninvested cash (monies totally separate and apart from any cash collateral received in connection with the securities lending program) in other investment companies in excess of 25% of its total assets.

           Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. With respect to the management fees to be earned by Dreyfus in connection with the investment of one fund's uninvested cash, totally separate and apart from the securities lending program, in another Dreyfus fund, Dreyfus will reduce the management fee charged the first fund by the amount of the fee it earns in the second fund. For example, if uninvested cash from an equity fund where Dreyfus is earning a 0.75% management fee were to be invested in a money market fund where Dreyfus is earning a 0.20% management fee, Dreyfus would reduce its fee charged to the equity fund on those assets by 0.20%.

           Currently, The Dreyfus Premier Third Century Fund, Inc. and The Dreyfus Socially Responsible Growth Fund, Inc. are not permitted to purchase or retain securities issued by open-end investment companies. If approved by the respective Fund's stockholders, each Fund's current fundamental policy with respect to investing in the securities of other investment companies would be replaced in its entirety with a non-fundamental policy that could be changed by the Fund's Board members at any time without stockholder approval. The non-fundamental policy would read as follows:

"The Fund may not purchase securities of other investment companies, except to the extent permitted under the 1940 Act."

* * *

Vote Required and the Board's Recommendation

           Approval of changes to fundamental policies for The Dreyfus Premier Third Century Fund, Inc. and The Dreyfus Socially Responsible Growth Fund, Inc., as set forth on the respective Fund's proxy card, requires the affirmative vote of (a) 67% of the Fund's outstanding voting securities present at the Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (b) more than 50% of the Fund's outstanding voting securities, whichever is less.

THE BOARD OF EACH FUND RECOMMENDS THAT STOCKHOLDERS VOTE
"FOR" APPROVAL OF THE CHANGES TO CERTAIN OF THE FUND'S
FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS.

PROPOSAL 2:	ELECTION OF ADDITIONAL BOARD MEMBERS

           Stockholders of each Fund vote on this Proposal.

          It is proposed that stockholders of each Fund consider the election of the individuals listed below (the "Nominees") as additional Board members of their Fund. The Nominees were selected and nominated by those members of the present Boards of the relevant Funds who are not "interested persons" of the Funds ("Independent Board members"), as defined in the 1940 Act. The Nominees currently serve as Board members of other funds in the Dreyfus Family of Funds. Each Nominee has consented to being named in this Proxy Statement and has agreed to serve as a Board member of the Funds if elected. Biographical information about each Nominee is set forth below. Biographical information about each Fund's current Board members, information on each Nominee's and current Board member's ownership of shares of the Funds, and other relevant information is set forth on Exhibit A to this Proxy Statement.

          The persons named as proxies on the enclosed proxy card(s) will vote for the election of the Nominees unless authority to vote for any or all of the Nominees is withheld in the proxy. Each Nominee elected will serve as an Independent Board member of the respective Fund commencing on January 1, 2003 and until his successor is duly elected and qualified. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the Meeting, the proxy holders will vote for such other nominee or nominees as the Funds' Independent Board members may recommend. Independent board members of investment companies play a critical role in overseeing fund operations and policing potential conflicts of interest between the fund and its investment adviser and other service providers. The following tables present information about the Nominees including their principal occupations and other board memberships and affiliations. The address of each Nominee is 200 Park Avenue, New York, New York 10166.

Name (Age) of Nominee	Principal Occupation During Past 5 Years	Other Board Memberships and Affiliations

David W. Burke (66)	Corporate Director and Trustee	John F. Kennedy Library Foundation, Director U.S.S. Constitution Museum, Director Board member of 59 funds in the Dreyfus Family of Funds

Whitney I. Gerard (68)	Partner of Chadbourne & Parke LLP	Board member of 16 funds in the Dreyfus Family of Funds

Arthur A. Hartman (76)	Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia Fund Advisory Council Member to Barings Vostok	APCO Associates, Inc., Senior Consultant Board member of 16 funds in the Dryefus Family of Funds

George L. Perry (68)	Economist and Senior Fellow at Brookings Institution	State Farm Mutual Automobile Association, Director State Farm Life Insurance Company, Director Board member of 16 funds in the Dreyfus Family of Funds

           Each Fund typically pays its Board members its allocated portion of an annual retainer and a fee per meeting attended for the Fund and other funds in the Dreyfus Family of Funds, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. For information on the amount of compensation paid to each current Board member by a Fund for the Fund's last fiscal year, and paid by all funds in the Dreyfus Family of Funds for which such person was a Board member for the year ended December 31, 2001, see Exhibit A to this Proxy Statement.

           Each Fund has standing audit, nominating and compensation committees, each comprised of its Independent Board members. The function of the audit committee is to oversee the Fund's financial and reporting policies and certain internal control matters; the function of the nominating committee is to select and nominate all candidates for election as Independent Board members to the Fund's Board; and the function of the compensation committee is to establish the appropriate compensation for serving on the Board. The nominating committee does not normally consider nominees recommended by shareholders. The Fund also has a standing pricing committee comprised of any one Board member. The function of the pricing committee is to assist in valuing the Fund's investments. For information on the number of committee meetings held during a Fund's last fiscal year, see Exhibit A to this Proxy Statement.

Required Vote

           The election of a Nominee for each Fund requires the affirmative vote of a plurality of votes cast at the Meeting for the election of additional Board members.

ADDITIONAL INFORMATION

Selection of Independent Auditors

           The 1940 Act requires that each Fund's independent auditors be selected by a majority of the Independent Board members of the Fund. One of the purposes of a Fund's audit committee is to recommend to the Fund's Board the selection, retention or termination of independent auditors for the Fund. The audit committee of each Fund's Board recommended, and each such Fund's Board, including a majority of its Independent Board members, approved, the selection of Ernst & Young LLP as the Fund's independent auditors for the Fund's current fiscal year. Representatives of Ernst & Young will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement (if the representative so desires) and to respond to appropriate questions. After reviewing the relevant Fund's audited financial statements for the Fund's most recently completed fiscal year, each Fund's audit committee recommended to the Fund's Board that such statements be included in the Fund's Annual Report to Stockholders.

           Information regarding Audit Fees, Financial Information Systems Design and Implementation Fees and All Other Fees that the auditors charged the Funds is set forth in Exhibit A.

           The audit committee for each Fund considered the compatibility of any non-audit services with the independence of Ernst & Young LLP.

Service Providers

           Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each Fund's investment adviser.

           Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus with principal offices at 200 Park Avenue, New York, New York 10166, serves as each Fund's distributor.

           Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, 200 Park Avenue, New York, New York 10166, serves as each Fund's transfer and dividend disbursing agent.

Voting Information

           Each Fund will bear its pro rata share of the cost of soliciting proxies based on the net assets of the Fund. In addition to the use of the mails, proxies may be solicited personally or by telephone, and each Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. Each Fund has retained ________ to assist in the solicitation of proxies primarily by contacting stockholders by telephone, which will cost approximately $_________, such cost to be borne pro rata among the Funds based on the net assets of the Funds. Authorizations to execute proxies may be obtained by telephonic instructions in accordance with procedures designed to authenticate the stockholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the stockholder calls the toll-free number directly to vote), the stockholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the stockholder has received the Fund's proxy statement and proxy card in the mail. Within 72 hours of receiving a stockholder's telephonic voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder's instructions and to provide a telephone number to call immediately if the stockholder's instructions are not correctly reflected in the confirmation. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted "FOR" the Proposals. Any stockholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy, by calling the toll-free telephone number or through the Internet, or by attending the Meeting and voting in person.

           If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have a discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote in favor of a Proposal. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for Proposal 1.

           If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposal, the percentage of favorable votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. A stockholder vote may be taken for one or more of the Proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the Proposals in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the Proposals against any adjournment.

           Shares of Dreyfus Investment Portfolios and The Dreyfus Socially Responsible Growth Fund, Inc. have been offered only to separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts and variable life insurance policies (collectively referred to as the "Policies"). As the owner of all of the assets held in such separate accounts, the Participating Insurance Companies are the record owners of such Fund's shares. However, pursuant to applicable laws, Fund shares held in a separate account which are attributable to Policies will be voted by the relevant Participating Insurance Company in accordance with instructions received from the holders of the Policies ("Policyowners"). Participating Insurance Companies have agreed to solicit instructions from Policyowners holding Fund shares in the relevant separate account as of the record date of the Meeting and to vote by proxy the shares at the Meeting according to such instructions. To be effective, voting instructions must be received by Participating Insurance Companies prior to the close of business on December 17, 2002. Such instructions may be revoked at any time prior to the Meeting by written notice of revocation or another voting instructions form delivered to the relevant Participating Insurance Company. Participating Insurance Companies will vote by proxy (i) Fund shares as to which no timely instructions are received, (ii) Fund shares owned exclusively by the relevant Participating Insurance Company or its affiliates and (iii) Fund shares held in the separate account representing charges imposed by the relevant Participating Insurance Company against the separate account, for or against the relevant proposal in the same proportion as the voting instructions received from Policyowners. Additional information regarding voting instruction rights is provided in the prospectus or statement of additional information for the Policies.

OTHER MATTERS

           No Fund's Board is aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

           Stockholders wishing to submit proposals for inclusion in a proxy statement for a Fund's stockholder meeting subsequent to this Meeting, if any, must submit such proposals a reasonable period of time before the Fund begins to print and mail the proxy materials for such meeting.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

           Please advise the appropriate Fund, in care of Dreyfus Transfer, Inc., P.O. Box 9263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

           IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING(S) IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated: October 25, 2002

SCHEDULE 1

           The following is a list of those Funds that are series funds and identifies each such Fund's series.

Dreyfus Fixed Income Securities
-- Dreyfus High Yield Shares
-- Dreyfus Mortgage Shares

Dreyfus Institutional Cash Advantage Funds
-- Dreyfus Institutional Cash Advantage Fund
-- Dreyfus Institutional Cash Advantage Plus Fund

Dreyfus Institutional Preferred Money Market Funds
-- Dreyfus Institutional Preferred Money Market Fund
-- Dreyfus Institutional Preferred Plus Money Market Fund

Dreyfus Investment Portfolios
-- Core Bond Portfolio
-- Core Value Portfolio
-- Emerging Leaders Portfolio
-- Emerging Markets Portfolio
-- Founders Discovery Portfolio
-- Founders Growth Portfolio
-- Founders International Equity Portfolio
-- Founders Passport Portfolio
-- Japan Portfolio
-- MidCap Stock Portfolio
-- Small Cap Stock Index Portfolio
-- Technology Growth Portfolio

Dreyfus Premier Opportunity Funds
-- Dreyfus Financial Services Fund
-- Dreyfus Health Care Fund
-- Dreyfus Premier Micro-Cap Growth Fund
-- Dreyfus Premier NexTech Fund
-- Dreyfus Small Cap Opportunity Fund

SCHEDULE 2

PERTAINING TO SHARE OWNERSHIP

           Set forth below for each Fund is information as to the number of shares of the Fund outstanding and those stockholders known by the Fund, if any, to own beneficially 5% or more of the Fund's outstanding voting securities as of ________, 2002.

Name of Fund and Number of Shares Outstanding	Name and Address of Stockholder	Percentage of Shares Held

Dreyfus Fixed Income
Securities ("DFIS")
[______]

Dreyfus Institutional Cash
Advantage Funds ("DICAF")
[______]

Dreyfus Institutional Preferred
Money Market Funds ("DIPMMF")
[______]

Dreyfus Investment Portfolios ("DIP")
[______]

Dreyfus Premier Opportunity
Funds ("DPOF")
[______]

The Dreyfus Premier Third
Century Fund, Inc. ("DPTCF")
[______]

The Dreyfus Socially Responsible
Growth Fund, Inc. ("DSRGF")
[______]

EXHIBIT A

Part I

Part I sets forth information regarding the current Board members and Nominees, Board and committee meetings, and auditor fees for the Funds as indicated.

Current Board Members of the Funds

           The following table presents information about the current Board members of the Funds, including their principal occupations and other board memberships and affiliations. The address of each Board member is 200 Park Avenue, New York, New York 10166. Each of the Funds' current Board members will continue to serve as Board members of the Funds after the Meeting.

Name (Age) of Current
Board Member                    Principal Occupation
Position with Funds (Since)     During Past 5 Years                      Other Board Memberships and Affiliations
-----------------------------   -------------------------------          --------------------------------------------
Joseph S. DiMartino (59)        Corporate Director and Trustee           The Muscular Dystrophy Association, Director
Chairman of the Board                                                    Carlyle Industries, Inc., a button packager
   DFIS (2002)                                                               and distributor, Director
   DICAF (2002)                                                          Century Business Services, Inc., a provider
   DIPMMF (1997)                                                             of outsourcing functions for small and
   DIP (1998)                                                                medium size companies, Director
   DPOF (2000)                                                           The Newark Group, a provider of a national
   DPTCF (1995)                                                              market of paper recovery facilities,
   DSRGF (1995)                                                              paperboard mills and paperboard
                                                                             converting plants, Director
                                                                         QuikCAT.com, a developer of high speed
                                                                             movement, routing, storage and encryption
                                                                             of data, Director

Clifford L. Alexander, Jr. (69) President of Alexander & Associates,     Wyeth (formerly, American Home Products
Board Member                      Inc., a management consulting firm         Corporation), a global leader in
   DFIS (2002)                    (January 1981 - present)                   pharmaceuticals, consumer healthcare
   DICAF (2002)                 Chairman of the Board of Moody's             products and animal health products,
   DIPMMF (1997)                  Corporation (October 2000 -                Director
   DIP (1998)                     present)                               IMS Health, a service provider of marketing
   DPOF (2000)                  Chairman of the Board and                    information and information technology,
   DPTCF (1981)                   Chief Executive Officer of                 Director
   DSRGF (1992)                   The Dun and Bradstreet Corporation     Mutual of America Life Insurance Company,
                                  (October 1999 - September 2000)            Director

Lucy Wilson Benson (75)         President of Benson and Associates,      The International Executive Services
Board Member                      consultants to business and                Corps., Director
   DFIS (2002)                    government                             Citizens Network for Foreign Affairs, Vice
   DICAF (2002)                                                              Chairman
   DIPMMF (1997)                                                         Council on Foreign Relations, Member
   DIP (1998)                                                            Lafayette College Board of Trustees,
   DPOF (2000)                                                               Vice Chairman Emeritus
   DPTCF (1980)
   DSRGF (1992)

           The table below indicates the dollar range of each current Board member's and Nominee's ownership of shares of each Fund and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of September 10, 2002.

Name of Current Board Member or Nominee	DFIS	DICAF	DIPMMF	DIP

Joseph S. DiMartino Clifford L. Alexander, Jr. Lucy Wilson Benson David W. Burke* Whitney I. Gerard* Arthur A. Hartman* George L. Perry*	None None None None None None None	None None None None None None None	None None None None None None None	None None None None None None None

Name of Current Board Member or Nominee	DPOF	DPTCF	DSRGF	Aggregate Holding of Funds in the Dreyfus Family of Funds

Joseph S. DiMartino Clifford L. Alexander, Jr. Lucy Wilson Benson David W. Burke* Whitney I. Gerard* Arthur A. Hartman* George L. Perry*	None None None None None None None	None None $10,001-$50,000 None None None None	None None None None None None None	Over $100,000 None Over $100,000 Over $100,000 Over $100,000 None None

_________________

* Nominee.

           As of September 10, 2002, none of the current Board members or Nominees or their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.

PERTAINING TO THE BOARD OF EACH FUND

           The number of Board meetings and, where applicable, committee meetings held by each Fund during the Fund's last fiscal year, and the name of any current Board member attending fewer than 75% of the meetings of the respective Board and committees (if a member thereof) held during the Fund's last fiscal year, are as follows:

Name of Fund	Number of Board Meetings	Number of Audit Committee Meetings	Number of Pricing Committee Meetings	Number of Nominating Committee Meetings	Number of Compensation Committee Meetings	Board Member Attending Fewer Than 75% of Meetings[3]

DFIS DICAF DIPMMF DIP DPOF DPTCF DSRGF	1[1] 1[2] 5 2 4 5 2	0 0 3 4 4 4 4	0 0 0 9 8 0 0	0 0 0 0 0 0 0	0 0 1 0 1 1 0	None None None None None None None

1	The Fund commenced operations on June 10, 2002.

2	The Fund commenced operations on June 1, 2002.

3	Pricing Committee meetings are not included in the attendance calculation.

COMPENSATION TABLE

           Each Fund typically pays its Board members its allocated portion of an annual retainer of $25,000 and a fee of $4,000 per meeting attended (with a minimum of $500 per meeting and per telephone meeting), and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members, if any, are entitled to receive an annual retainer and a per meeting attended fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each current Board member by each Fund for the Fund's last fiscal year, and by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolio's of such funds is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 2001, were as follows:

Name of Board Member	Aggregate Compensation From each Fund*	Total Compensation From the Funds and Fund Complex Paid to Board Member(**)

Joseph S. DiMartino DFIS*** DICAF*** DIPMMF† DIP DPOF DPTCF DSRGF	$3,938 $3,938 $45,080 $1,981 $760 $7,037 $4,605	$810,312 (190)

Clifford L. Alexander, Jr. DFIS*** DICAF*** DIPMMF† DIP DPOF DPTCF DSRGF	$3,150 $3,150 $36,064 $1,564 $601 $5,653 $3,649	$129,000 (49)

Lucy Wilson Benson DFIS*** DICAF*** DIPMMF† DIP DPOF DPTCF DSRGF	$3,150 $3,150 $36,064 $1,564 $601 $5,653 $3,687	116,500 (37)

______________

*	Amount does not include reimbursed expenses for attending Board meetings, which amounted to $682.55 for DIPMMF, $4,111 for DIP, $1,238 for DPOF, $5,235 for DPTCF and $2,851 for DSRGF for all Board members as a group.

**	Represents the number of separate portfolios comprising the investment companies in the Fund complex, including the Funds, for which the Board member serves.

***	As DFIS and DICAF have not completed their first full year since their organization, the compensation provided is an estimate for each of the Fund's first fiscal year. In addition, the compensation payable by these Funds to each Board member will be paid out of the unitary fee the Fund pays Dreyfus.

†	Such compensation paid by the Fund to each Board member is paid out of the unitary fee that the Fund pays Dreyfus.

PERTAINING TO THE AUDITORS

           Set forth below for each Fund's last fiscal year are the amounts Ernst & Young LLP billed (i) the Fund for services rendered in connection with the annual audit of the Fund's financial statements ("Audit Fees"), (ii) the Fund, Dreyfus and any entity controlling, controlled by, or under common control with Dreyfus that provides services to the Fund, for professional services relating to financial systems design and implementation rendered to the Fund, Dreyfus or such affiliated entities ("Financial Information Systems Design and Implementation"), and (iii) the Fund, Dreyfus and any entity controlling, controlled by, or under common control with Dreyfus that provides services to the Fund, for all other services ("All Other Fees").

Name of Fund	Audit Fees	Financial Information Systems Design and Implementation	All Other Fees

DFIS DICAF DIPMMF DIP DPOF DPTCF DSRGF	$0* $0* $0** $317,161*** $72,688**** $36,319 $27,588

*	The Fund has not completed its first full fiscal year since its organization.

**	Such expenses are paid by Dreyfus pursuant to the Fund's management agreement with Dreyfus.

***	Does not include Small Cap Stock Index Portfolio which had not completed a full fiscal year.

****	Fund contains series with different fiscal year ends. The total fees as of 4/30/02 were $47,026 and as of 9/30/01 were $25,662. Information for Dreyfus Financial Services Fund and Dreyfus Small Cap Opportunity Fund is not included since neither Fund had completed a full fiscal year since its organization.

* * * *

Part II

Part II sets forth information relevant to the officers of each Fund. Each officer was appointed to his or her position by the Fund's Board in March 2000 or thereafter.

Name (Age) and Position with the Funds	Principal Occupation During Past 5 Years

STEPHEN E. CANTER (57) President of the Funds	Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 94 investment companies (comprised of 188 portfolios) managed by Dreyfus. Mr. Canter also is a Director and an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus.

J. CHARLES CARDONA (46) Executive Vice President of DICAF and DIPMMF	Vice Chairman and a director of Dreyfus, Executive Vice President of Dreyfus Service Corporation, President of Dreyfus Institutional Services Division, a division of Dreyfus Service Corporation, and an officer of 12 investment companies (comprised of 16 portfolios) managed by Dreyfus.

MARK N. JACOBS (56) Vice President of the Funds	Executive Vice President, Secretary, and General Counsel of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus.

JAMES WINDELS (44) Treasurer of the Funds	Director - Mutual Fund Accounting of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus.

STEVEN F. NEWMAN (53) Secretary of DICAF, DIPMMF, DPOF, DPTCF and DSRGF Assistant Secretary of DFIS	Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus.

MICHAEL A. ROSENBERG (42) Secretary of DFIS Assistant Secretary of DIPMMF, DIP, DPOF, DPTCF and DSRGF	Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 198 portfolios) managed by Dreyfus.

JEFF PRUSNOFSKY (37) Assistant Secretary of DIPMMF, DIP, DPOF, DPTCF and DSRGF	Associate General Counsel of Dreyfus and an officer of 12 investment companies (comprised of 64 portfolios) managed by Dreyfus.

KENNETH J. SANDGREN (48) Assistant Treasurer of the Funds	Mutual Funds Tax Director of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus.

MICHAEL CONDON (40) Assistant Treasurer of DICAF and DIPMMF	Senior Treasury Manager of Dreyfus, and an officer of 37 investment companies (comprised of 78 portfolios) managed by Dreyfus.

WILLIAM MCDOWELL (43) Assistant Treasurer of DFIS and DIP	Senior Accounting Manager-Taxable Fixed Income of Dreyfus, and an officer of 18 investment companies (comprised of 75 portfolios) managed by Dreyfus.

           The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

* * * *

Part III

           Part III sets forth information for each Fund regarding the beneficial ownership of its shares as of September 10, 2002 by Nominees, current Board members and officers of the Fund owning shares on such date. As of September 10, 2002, each Fund's current Board members and officers, as a group, owned less than 1% of the Fund's outstanding shares.

           As of September 10, 2002, the following Nominees, current Board members and officers owned shares in the Funds as indicated below:

Name of Current Board Member, Nominee or Officer	Fund	Amount of Beneficial Ownership	Percent of Fund

Lucy Wilson Benson Jeff Prusnofsky Michael A. Rosenberg	DPTCF DPOF DPOF	2,831.91 shares 400.1310 shares 798.0740 shares	‹1% ‹1% ‹1%

* * * *

[NAME OF FUND]

           The undersigned stockholder(s) of ____________________ (the "Fund"), hereby appoint(s) Kathleen DeNicholas and Robert R. Mullery, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on October 22, 2002, at a Special Meeting of Stockholders to be held at the Grand Hyatt New York, Park Avenue at Grand Central Station, New York, New York 10017, at __ _.m., on Wednesday, December 18, 2002 and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

           Please mark boxes in blue or black ink.

1. To approve changes to the Fund's fundamental policies and investment restrictions in order to:

1A. permit participation in a portfolio securities lending program: For /_/ Against /_/ Abstain /_/ 1B. permit investment in other open-end investment companies: For /_/ Against /_/ Abstain /_/

2. Election of Board Members:

For all Nominees /_/	Withhold Authority /_/ only for those Nominee(s) whose name(s) I have written below	Withhold Authority /_/ for all Nominees

Nominees for Election are: David W. Burke, Whitney I. Gerard, Arthur A. Hartman and George L. Perry

3. In their discretion, to vote on such other matters as may properly come before the meeting and any adjournment(s) thereof.

FOUR EASY WAYS TO VOTE YOUR PROXY

1.	Call Toll-Free 1-___-___-____, enter the control number listed below and follow the recorded instructions; or

2.	Visit the Internet website www._______.com, enter the control number listed below and follow the instructions on the website; or

3.	Fax this Proxy Card, signed and dated, to 1-___-___-____ (attention: ________); or

4.	Return this Proxy Card, signed and dated, in the enclosed postage-paid envelope.

           * * * CONTROL NUMBER: _______________

THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each shareholder is requested to sign, but only one signature is required. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Stockholders and Proxy Statement is acknowledged.

Dated: ____ __, 2002 Signature(s) Signature(s)

If you are NOT voting by Telephone, Fax, or Internet,
Please Sign, Date and Return the Proxy Card
Promptly Using the Enclosed Envelope